SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – December 5, 2006

MELLON FINANCIAL CORPORATION

(Exact name of registrant as specified in charter)

Pennsylvania	1-7410	25-1233834
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Mellon Center 500 Grant Street Pittsburgh, Pennsylvania	15258
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code – (412) 234-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

By press release dated December 5, 2006, the Registrant announced that it has reached an agreement to sell its Mellon HBV Alternative Strategies LLC unit (“HBV”) to Mickey Harley, chief executive officer of HBV. Terms of the transaction, which is scheduled to close by the end of the fourth quarter of 2006, were not disclosed.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	EXHIBITS.

Exhibit Number	Description
99.1	Press Release dated December 5, 2006, announcing the matter referenced in Item 8.01 above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MELLON FINANCIAL CORPORATION

Date: December 6, 2006	By:	/s/ Carl Krasik
Carl Krasik General Counsel and Corporate Secretary

EXHIBIT INDEX

Number	Description	Method of Filing
99.1	Press Release dated December 5, 2006.	Filed herewith